MOTIENT CORPORATION

                          AMENDED LETTER OF TRANSMITTAL

                          PURSUANT TO OFFER TO EXCHANGE
                            DATED SEPTEMBER 27, 2005

                                       FOR

                       TENDER OF ALL OUTSTANDING SHARES OF
                 SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                 IN EXCHANGE FOR

                 SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, OCTOBER 26, 2005, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                         Deliver to the Exchange Agent:
                                  COMPUTERSHARE

   By Overnight Courier or by Hand:           By Hand in New York:           By Registered or Certified Mail:
            Computershare                         Computershare                        Computershare
       Attn: Corporate Actions               Attn: Corporate Actions              Attn: Corporate Actions
          250 Royall Street               17 Battery Place, 11th Floor                P.O. Box 43014
           Canton, MA 02021                    New York, NY 10004                Providence, RI 02940-3014


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used herein and not defined will have the meanings ascribed to them in the Company Notice dated September 27, 2005 (as the same may be amended or supplemented from time to time, the "Company Notice").

     Questions relating to the procedures for tendering shares of Series A Preferred (as defined herein) in the Exchange Offer and requests for assistance, as well as requests for additional copies of the Company Notice and this Letter of Transmittal, may be directed to Motient or Computershare at the addresses and telephone numbers on the back cover of this Letter of Transmittal.

     HOLDERS WHO DESIRE TO PARTICIPATE IN THE EXCHANGE OFFER MUST VALIDLY TENDER AND NOT WITHDRAW THEIR SHARES OF SERIES A PREFERRED TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     This Letter of Transmittal and instructions hereto (the "Letter of Transmittal" and, together with the Company Notice, the "Exchange Offer Documents") and the Company Notice constitute the offer (the "Exchange Offer") by Motient Corporation, to exchange any and all of its Series A Cumulative Convertible Preferred Stock (the "Series A Preferred"), for an equal number of shares of its newly issued Series B Cumulative Convertible Preferred Stock (the "Series B Preferred"), upon the terms and subject to the conditions set forth in the Exchange Offer Documents.

     This Letter of Transmittal is to be used by each holder of Series A Preferred (each, a "Holder" and, collectively, the "Holders") only if certificates representing those shares are to be physically delivered to the Exchange Agent herewith by such Holder.

     Holders of Series A Preferred who are tendering by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") must tender shares of Series A Preferred through DTC's Automated Tender Offer Program ("ATOP"), for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. The Agent's Message will state that DTC has received an express acknowledgment from DTC participant tendering shares of Series A Preferred on behalf of the Holder that such DTC participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Company Notice and this Letter of Transmittal and that Motient may enforce such agreement against such participant. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of this Letter of Transmittal by DTC participant identified in the Agent's Message. Accordingly, this Letter of Transmittal need not be completed by a Holder tendering through ATOP.

     In the event that the Exchange Offer is withdrawn or otherwise not completed, the shares of Series B Preferred will not be issued to Holders who have validly tendered their shares of Series A Preferred, and any tendered shares of Series A Preferred will be returned.

     The Exchange Offer is made upon the terms and subject to the conditions set forth in the Company Notice and herein. Holders should carefully review the information set forth therein and herein.

     THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS OF SHARES OF SERIES A PREFERRED BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE COMPANY NOTICE OR ANY OF THE OTHER EXCHANGE OFFER DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Holders who wish to participate in the Exchange Offer and tender their shares of Series A Preferred must complete the box below entitled "Method of Delivery" and complete the box below entitled "Description of Shares of Series A Preferred Tendered" and sign in the appropriate box below. Holders who complete this Letter of Transmittal will be deemed to have tendered all shares of Series A Preferred listed in the box.
--------------------------------------------------------------------------------
                               METHOD OF DELIVERY
--------------------------------------------------------------------------------


[_] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES OF SERIES A PREFERRED ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF TENDERED SHARES OF SERIES A PREFERRED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS
     ONLY):

Name of Tendering
Institution: _____________________________

DTC Account
Number: _____________________________

Transaction Code
Number: _____________________________


     List below the shares of Series A Preferred to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and number of shares on a separately executed schedule and affix the schedule to this Letter of Transmittal. No alternative, conditional or contingent tenders will be accepted. This form should not be completed by Holders tendering shares of Series A Preferred through ATOP.

              DESCRIPTION OF SHARES OF SERIES A PREFERRED TENDERED
NAME(S) AND ADDRESS(ES) OF
REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK).  CERTIFICATE NUMBER(S)    NUMBER OF SHARES TENDERED*
                             ______________________   __________________________
                             ______________________   __________________________
                             ______________________   __________________________
                             ______________________
                             Total Number of Shares
                             of Series APreferred
                             ______________________

     * Pursuant to the terms and conditions of the Company Notice, to the extend a Holder tenders any shares of Series A Preferred for exchange, such Holder must tender all shares of Series A Preferred held by such Holder for exchange in the Exchange Offer.

     The name(s) and address(es) of the Holder(s) should be printed exactly as they appear on the certificates representing shares of Series A Preferred tendered hereby.

     If you do not wish to tender your shares of Series A Preferred, you do not need to return this Letter of Transmittal or take any other action.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed.

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     By execution hereof, the undersigned acknowledges receipt of the Company Notice dated September 27, 2005 (as the same may be amended or supplemented from time to time, the "Company Notice"), of Motient Corporation ("Motient"), and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal" and, together with the Company Notice, the "Exchange Offer Documents"), which together constitute Motient's offer (the "Exchange Offer") to exchange any and all of its outstanding Series A Cumulative Convertible Preferred Stock (the "Series A Preferred"), for an equal number of shares of its newly issued Series B Cumulative Convertible Preferred Stock (the "Series B Preferred"), upon the terms and subject to the conditions set forth in the Exchange Offer Documents, for the consideration set forth in the Company Notice.

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Motient the number of shares of Series A Preferred indicated above.

     Subject to, and effective upon, the acceptance for exchange of the shares of Series A Preferred tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, Motient, all right, title and interest in and to the shares of Series A Preferred that are being tendered hereby, waives any and all other rights with respect to the shares of Series A Preferred, and releases and discharges Motient and its successors, assigns, subsidiaries, affiliates, officers, directors, agents, attorneys and representatives from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the shares of Series A Preferred, including without limitation any claims that such Holder is entitled to rescission rights with respect to the Series A Preferred, to receive dividends or other distributions with respect to the shares of Series A Preferred (including with respect to conversion and the liquidation preference relating thereto), to participate in any redemption, or offer to purchase, of shares of Series A Preferred, that the shares of Series A Preferred were not validly issued shares, or any derivative claims you may have as a stockholder of Motient against any of these listed persons, provided that such release shall not release Motient from any claims under the federal securities laws with respect to the Exchange Offer. In addition, subject to, and effective immediately prior to, the acceptance for exchange of the shares of Series A Preferred tendered with this Letter of Transmittal, the undersigned hereby consents to the amendments to the Registration Rights Agreement and Escrow Agreement as set forth in the Company Notice with respect to all such shares of Series A Preferred so tendered. The undersigned hereby irrevocably constitutes and appoints Computershare, as the Exchange Agent, the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Exchange Agent also acts as the agent of Motient, with respect to such shares of Series A Preferred, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such shares of Series A Preferred and all evidences of transfer and authenticity to, or transfer ownership of, such shares of Series A Preferred on the account books maintained by DTC to, or upon the order of, Motient, (ii) present such shares of Series A Preferred for transfer of ownership on the books of Motient, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Series A Preferred, all in accordance with the terms of and conditions to the Exchange Offer as described in the Exchange Offer Documents.

     The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on Wednesday, October 26, 2005, unless extended or earlier terminated by Motient, in its sole discretion.

     In the event of a termination of the Exchange Offer, shares of Series A Preferred tendered pursuant to the terminated Exchange Offer will be returned to the tendering Holder promptly. If Motient makes a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer, as determined by Motient in its sole discretion, Motient will disseminate additional material in respect of the Exchange Offer and will extend the Exchange Offer to the extent required by law. Shares of Series A Preferred tendered in the Exchange Offer may be withdrawn at any time prior to the Expiration Date by following the procedures described in the Exchange Offer Documents.

     The undersigned understands that tenders of shares of Series A Preferred pursuant to any of the procedures described in the Company Notice and in the instructions hereto and acceptance thereof by Motient will constitute a binding agreement between the undersigned and Motient upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the shares of Series A Preferred tendered hereby, and that when such shares of Series A Preferred are accepted for exchange by Motient, Motient will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by Motient to be necessary or desirable to complete the exchange, assignment and transfer of the shares of Series A Preferred tendered hereby.

     For purposes of the Exchange Offer, the undersigned understands that Motient will be deemed to have accepted for exchange validly tendered shares of Series A Preferred, or defectively tendered shares of Series A Preferred with respect to which Motient has waived such defect, if, as and when Motient gives oral or written notice thereof to the Exchange Agent.

     The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer, each of which Motient may waive, Motient, as set forth in the Company Notice, may not be required to accept for exchange any of the shares of Series A Preferred tendered, including any shares of Series A Preferred tendered after the Expiration Date. Any shares of Series A Preferred not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below.

     The undersigned understands that the delivery and surrender of the shares of Series A Preferred is not effective, and the risk of loss of the shares of Series A Preferred does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Motient. All questions as to form of all documents and the validity, including time of receipt, and acceptance of tenders and withdrawals of shares of Series A Preferred will be determined by Motient, in its sole discretion, which determination will be final and binding.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Exchange Offer Documents, this tender is irrevocable.

     The undersigned understands that tenders of shares of Series A Preferred pursuant to any of the procedures described in the Company Notice and in the instructions hereto will constitute the undersigned's acceptance of the terms of the Exchange Offer. Motient's acceptance for exchange of shares of Series A preferred tendered pursuant to the Exchange Offer will constitute a binding agreement between the undersigned and Motient upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby requests that shares of Series B Preferred issued in connection with the Exchange Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any shares of Series A Preferred not tendered or not accepted for exchange be issued to the undersigned at the address(es) shown above. In the event that the "Special Delivery Instructions" box or the "Special Payment Instructions" box is, or both are, completed, the undersigned hereby requests that any shares of Series A Preferred not tendered or not accepted for exchange be issued in the name(s) of and certificates for such shares of Series A Preferred be delivered to the person(s) at the address(es) so indicated. The undersigned recognizes that Motient has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any shares of Series A Preferred from the name of the Holder(s) thereof if Motient does not accept for exchange any of such shares of Series A Preferred so tendered.

     This Letter of Transmittal shall be governed by and construed and enforced in accordance with the laws of the State of New York.

                                PLEASE SIGN HERE

    To be Completed By All Tendering Holders of Shares of Series A Preferred

     This letter of Transmittal must be signed by the Holder(s) of Shares of Series A Preferred being tendered exactly as his, her, its or their name(s) appear(s) on certificate(s) for such shares of Series A Preferred or if tendered by a participant in DTC, exactly as such a participant's name appears on a security position listing as the owner of the shares of Series A Preferred or by person(s) authorized to become Holder(s) by endorsements on certificates for such shares of Series A Preferred or by stock powers transmitted with this Letter of Transmittal. Endorsements on shares of Series A Preferred and signatures on stock powers by Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Motient and the Exchange Agent of such person's authority to so act. See Instruction 2 below.

X    ___________________________________________________________________________

X    ___________________________________________________________________________

                (Signature of Holder(s) or Authorized Signatory)

Date: _________________, 2005

Name(s):
________________________________________________________________________________
                                 (Please Print)

Capacity:
________________________________________________________________________________

Address:
________________________________________________________________________________
                              (Including Zip Code)

Area Code and
Telephone Number:
________________________________________________________________________________

              PLEASE COMPLETE SIGNATURE GUARANTEE, IF REQUIRED (See
                 Instruction 2 below) Certain Signatures Must be
                      Guaranteed by an Eligible Institution

________________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________
               (Address (including zip code) and Telephone Number
                 (including area code) of Eligible Institution)

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                 (Printed Name)

________________________________________________________________________________
                                     (Title)

Date:__________________, 2005

                          SPECIAL PAYMENT INSTRUCTIONS
                           (See Instructions 3 and 4)


         To be completed ONLY if the shares of Series B Preferred are to be issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Shares of Series A Preferred Tendered" within this Letter of Transmittal.

Issue the shares of Series B Preferred to:

Name:
________________________________________________________________________________
                                 (Please Print)

Address:
________________________________________________________________________________
________________________________________________________________________________
                              (Including Zip Code)
________________________________________________________________________________
               (Taxpayer Identification or Social Security Number)

                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

         To be completed ONLY if certificates for shares of Series A Preferred not tendered or not accepted for exchange are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Shares of Series A Preferred Tendered" within this Letter of Transmittal.

Deliver the shares of Series A Preferred to:

Name:
________________________________________________________________________________
                                 (Please Print)

Address:
________________________________________________________________________________
________________________________________________________________________________
                              (Including Zip Code)
________________________________________________________________________________
               (Taxpayer Identification or Social Security Number)

         Credit unexchanged shares of Series A Preferred delivered by book-entry transfer to the DTC account set forth below:

DTC Account Number:
________________________________________________________________________________

________________________________________________________________________________

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

     1. Delivery of this Letter of Transmittal and Certificates for Shares of Series A Preferred or Book-Entry Confirmations; Withdrawal of Tenders. To tender shares of Series A Preferred in the Exchange Offer by physical delivery of certificates for shares of Series A Preferred, a properly completed and duly executed copy or facsimile of this Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the shares of Series A Preferred and all other required documents to the Exchange Agent is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to such respective date. No alternative, conditional or contingent tenders of the shares of Series A Preferred will be accepted. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and shares of Series A Preferred held in physical form should be sent only to the Exchange Agent, not to Motient, DTC or any other person. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their shares of Series A Preferred for exchange.

     The Exchange Agent and DTC have confirmed that the Exchange Offer are eligible for ATOP. Accordingly, DTC participants may electronically transmit their acceptance of the Exchange Offer by causing DTC to transfer their shares of Series A Preferred to the Exchange Agent in accordance with DTC's ATOP procedures for such transfer. DTC will then send an Agent's Message to the Exchange Agent. The Agent's Message will state that DTC has received an express acknowledgment from the DTC participant tendering shares of Series A Preferred on behalf of the Holder that such DTC participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Company Notice and this Letter of Transmittal and that Motient may enforce such agreement against such participant. Holders desiring to tender shares of Series A Preferred prior to the Expiration Date through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC prior to such date.

     Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted "Request Message" through ATOP, which notice must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date or at such other permissible times as are described herein. In order to be valid, a notice of withdrawal must specify the name of the person who deposited the shares of Series A Preferred to be withdrawn (the "Depositor"), the name in which those shares of Series A Preferred are registered (or, if tendered by a book-entry transfer, the name of the participant in DTC whose name appears on the security position listing as the owner of such shares of Series A Preferred), if different from that of the Depositor, and the number of shares of Series A Preferred to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such shares of Series A Preferred) to the Exchange Agent, the name of the Holder and the certificate number or numbers relating to such shares of Series A Preferred withdrawn must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the certificates for the withdrawn shares of Series A Preferred (or, in the case of shares of Series A Preferred transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn shares of Series A Preferred must be furnished prior to the granting of such credit). The notice of withdrawal (other than a notice transmitted through ATOP) must be signed by the Holder in the same manner as this Letter of Transmittal (including, in any case, any required signature guarantee(s)), or be accompanied by evidence satisfactory to Motient and the Exchange Agent that the person withdrawing the tender has the legal authority to withdraw such tender on behalf of the Holder. Withdrawals of tendered shares of Series A Preferred may not be rescinded. However, validly withdrawn shares of Series A Preferred may be retendered by following the procedures therefor described in the Company Notice at any time prior to the Expiration Date.

     2. Signatures on this Letter of Transmittal, Stock Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by the Holder(s) of the shares of Series A Preferred tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the shares of Series A Preferred tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the shares of Series A Preferred.

     If any of the shares of Series A Preferred tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered shares of Series A Preferred are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

     If this Letter of Transmittal is signed by the Holder, and the certificates for any number of shares of Series A Preferred not tendered or not accepted for exchange are to be issued, or if any shares of Series A Preferred that are not tendered or not accepted for exchange is to be reissued or returned to, or, if tendered by book-entry transfer, credited to the account at DTC of the Holder, and shares of Series B Preferred issued in connection with the Exchange Offer are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered shares of Series A Preferred, nor provide a separate stock power. In any other case, the Holder must either properly endorse the certificates for shares of Series A Preferred tendered or transmit a separate properly completed stock power with this Letter of Transmittal, in either case, executed exactly as the name(s) of the Holder(s) appear(s) on such shares of Series A Preferred, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of the shares of Series A Preferred, exactly as the name(s) of the participant(s) appear(s) on such security position listing, with the signature on the endorsement or stock power guaranteed by an Eligible Institution, unless such certificates or stock powers are executed by an Eligible Institution.

     Only Holders of shares of Series A Preferred shown on DTC's position listing will be entitled to tender shares of Series A Preferred in the Exchange Offer. Any beneficial owner whose shares of Series A Preferred are registered in the name of a Custodian or held through DTC and who wishes to tender its shares of Series A Preferred should contact such Custodian promptly and instruct such Custodian to tender its shares of Series A Preferred on such beneficial owner's behalf. Custodians and other nominees who hold shares of Series A Preferred on behalf of beneficial owners are precluded from exercising their discretion with respect to tendering shares of Series A Preferred and executing and delivering a Letter of Transmittal or Agent's Message. Thus, absent specific instructions from the beneficial owner of the shares of Series A Preferred, a Custodian or other nominee will not be able to tender shares of Series A Preferred or execute and deliver a Letter of Transmittal or Agent's Message with respect to such shares of Series A Preferred.

     If this Letter of Transmittal or any certificates for shares of Series A Preferred or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Motient and the Exchange Agent of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on certificates for shares of Series A Preferred and signatures on stock powers provided in accordance with this Instruction 2 by Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

     No signature guarantee is required if (i) this Letter of Transmittal is signed by the Holder(s) of the shares of Series A Preferred tendered herewith, or by a participant in DTC whose name appears on a security position listing as the owner of the shares of Series A Preferred, and the shares of Series B Preferred are to be issued, or any shares of Series A Preferred not tendered or not accepted for exchange are to be issued, directly to such Holder(s), or, if signed by a participant in DTC, any shares of Series A Preferred not tendered or not accepted for exchange are to be credited to such participant's account at DTC, and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or
(ii) the shares of Series A Preferred are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal and endorsements on certificates and signatures on stock powers, if any, accompanying shares of Series A Preferred must be guaranteed by an Eligible Institution.

     3. Special Payment and Special Delivery Instructions. Tendering Holders (or participants in DTC whose name appears on a security position listing as the owner of the shares of Series A Preferred) should indicate in the applicable box or boxes the name and address to which shares of Series A Preferred for principal amounts not tendered or not accepted for exchange to be made in connection with the Exchange Offer are to be issued or sent (or are to be credited with respect to such participants in DTC), if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, shares of Series A Preferred not tendered or not accepted for exchange will be returned to the Holder of the shares of Series A Preferred tendered.

     4. Transfer Taxes. Motient will pay all transfer taxes applicable to the exchange and transfer of shares of Series A Preferred pursuant to the Exchange Offer, except if the shares of Series B Preferred are being issued to, or if certificates representing shares of Series A Preferred for principal amounts not

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

tendered or not accepted for exchange that are registered or issued in the name of, any person other than the Holder of shares of Series A Preferred tendered thereby or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, then, in such event, the amount of any transfer taxes (whether imposed on the Holder(s) or such other person(s)) payable on account of the transfer to such person will be payable by the Holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     5. Irregularities. All questions as to the form of all documents and the validity, including time of receipt, and acceptance of tenders and withdrawals of shares of Series A Preferred will be determined by Motient, in its sole discretion, which determination will be final and binding. Alternative, conditional or contingent tenders or Consents will not be considered valid. Motient reserves the absolute right, in its sole discretion, to reject any or all tenders in respect of shares of Series A Preferred that are not in proper form or the acceptance of which would, in Motient's opinion, be unlawful. Motient also reserves the right to waive any defects, irregularities or conditions of tender as to particular shares of Series A Preferred. Motient's interpretations of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal, will be final and binding. Any defect or irregularity in connection with tenders of shares of Series A Preferred must be cured within such time as Motient determines, unless waived by Motient. Tenders of shares of Series A Preferred will not be deemed to have been made until all defects or irregularities have been waived by Motient or cured. All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their shares of Series A Preferred for exchange. None of Motient, the Exchange Agent, or any other person will be under any duty to give notice of any defects or irregularities in tenders of shares of Series A Preferred or will incur any liability to Holders for failure to give any such notice.

     6. Waiver of Conditions. Motient expressly reserves the absolute right, in its reasonable discretion, to amend or waive any of the conditions to the Exchange Offer or at any time and from time to time.

     7. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering shares of Series A Preferred and requests for assistance or additional copies of the Company Notice and this Letter of Transmittal may be directed to Motient or the Exchange Agent, whose addresses and telephone numbers appear on the back cover of this Letter of Transmittal.



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



          For Information Regarding the Exchange Offer Please Contact:



                  Motient Corporation
                  300 Knightsbridge Parkway
                  Lincolnshire, Illinois 60069
                  (847) 478-4200

     or

     By Overnight Courier or by Hand:        By Hand in New York:           By Registered or Certified Mail:
     Computershare                           Computershare                  Computershare
     Attn: Corporate Actions                 Attn: Corporate Actions        Attn: Corporate Actions
     250 Royall Street                       17 Battery Place, 11th Floor   P.O. Box 43014
     Canton, MA  02021                       New York, NY 10004             Providence, RI  02940-3014


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